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                                                                    EXHIBIT 10.3

                                                                       EXECUTION

                       SOUTHWESTERN LIFE HOLDINGS, INC.

                   EXECUTIVE STOCK AND EMPLOYMENT AGREEMENT
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          THIS AGREEMENT is made as of June 13, 2000, between Southwestern Life
Holdings, Inc., a Delaware corporation (the "Company"), and Bernard Rapoport
                                             -------
("Executive").
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          In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Grant of Options.
          ----------------
     (a)  The Company hereby grants to Executive an option (the "Option") to
                                                                 ------
purchase 225,000 shares of Common Stock at a purchaser price of $12.50 per share (the "Exerciser Price") (as such number of shares and Exercise Price are
      ---------------
equitably adjusted for any stock splits, stock dividends, combinations, recapitalizations, reorganizations, or other like change affecting the Common Stock). Any shares of COmmon Stock or other securities issued or issuable upon exercise of the Option (and any securities issued with respect to any such Common Stock or other securities by way of a stock split, stock dividend, recapitalization of any other reclassification or reorganization) are referred to herein as "Option Stock."
              ------------

     (b) Executive may exercise all or any portion of the Options at any time and from time to time prior to their expiration as provided herein, by delivering to the Company written notice of such exercise (an "Exerciser
                                                               ---------
Notice") accompanied by the aggregate Exercise Price for the Options being
------
exercised payable in cash or by check. The Exercise Notice shall set forth the number of Options to be exercised and will contain a written acknowledgement that Executive has read and has been afforded an opportunity to ask questions of the Company's management regarding the Company. As a condition to the exercise of the Options, Executive shall permit the Company to deliver to Executive all financial and other information regarding all financial and other information provided to Executive regarding Company it believes necessary to enable Executive to make an informed investment decision, and Executive shall make all customary investment representations (including, without limitation, regarding securities compliance) which the Company shall require. All Options shall expire upon the tenth anniversary of the date of this Agreement. The Options shall be assignable and transferable by Executive to any person.

     (c) In connection with the grant of Options hereunder, Executive represents and warrants to the Company that:

          (i) The Options to be acquired by Executive pursuant to this Agreement shall be acquired for his account and not a view to, or intention of, distribution thereof in violation
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of the 1933 Act, or any applicable state securities laws, and the Options shall not be disposed of in contravention of the 1933 Act or any applicable state securities laws.

          (ii) Executive is an executive employee of the Company. Executive is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Options.

          (iii) Executive is able to bear the economic risk of its investment in the Options for an indefinite period of time because the Options have not been registered under the 1933 Act and, therefore, cannot be sold unless subsequently registered under the 1933 Act or an exemption from such registration is available.

          (iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Options and has had full access to such other information concerning the Company as he or it has requested. Executive has reviewed, or has had an opportunity to review, the following documents: (A) the Company's Certificate of Incorporation, as amended, and Bylaws; (B) the loan agreements, notes and related documents with the Company's senior lenders; and (C) such other documents, reports, and other information (financial or otherwise) concerning the Company as Executive has requested.

          (v) This Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Executive do not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgement, order or decree to which Executive is subject.

     2.   Employment.  The Company shall employ Executive, and Executive hereby
          ----------
accepts employment with the Company, upon the terms and conditions set forth in this Agreement for the period beginning on the date hereof and ending as provided in Section 6 hereof (the "Employment Period").
            ---------              -----------------

     3.   Position and Duties.
          -------------------

          (a) During the Employment Period, Executive shall serve as the Chairman and Chief Executive Officer of the Company and shall have the normal duties, responsibilities and authority of the Chairman and Chief Executive Officer, subject to the power of the Board to expand or limit such duties, responsibilities and authority and to override actions of the Chairman and Chief Executive Officer.

          (b) Executive shall report to the Board, and Executive shall devote his best efforts and his full business time and attention (except for permitted vacation periods and reasonable periods or illness or other incapacity) to the business and affairs of the Company and its Subsidiaries. Executive shall perform his duties and responsibilities to the best of his abilities in a diligent, trustworthy, businesslike and efficient manner.


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          (c)   For purposes of this Agreement, "Subsidiaries" shall mean any
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corporation of which the securities having a majority of the voting power in electing directors are, at the time of determination, owned by the Company, directly or through one of more Subsidiaries.

          4.    Base Salary and Benefits.
                ------------------------

          (a) During the Employment Period, Executive's base salary shall be $200,000 per annum or such higher rate as the Board may designate from time to time (the "Base Salary"), which salary shall be payable in regular installments
           -----------
in accordance with the Company's general payroll practices and shall be subject to customary withholding. In addition, during the Employment Period, Executive shall be entitled to participate in all of the Company's employee benefit programs for which senior executive employees of the Company and its Subsidiaries are generally eligible.

          (b) The Company shall reimburse Executive for all reasonable expenses incurred by him in the course of performing his duties under this Agreement which are consistent with the Company's policies in effect from time to time with respect to travel, entertainment and other business expenses, subject to the Company's requirements with respect to reporting and documentation of such expenses.

          (c) In addition to the Base Salary, the Board may, in its sole discretion, award a bonus to Executive following the end of each fiscal year during the Employment Period based upon Executive's performance and the Company's operating results during such year.

          (d) The Company shall reimburse Executive for the costs and expenses of maintaining an office in Waco, Texas, including, without limitation, costs and expenses related to rent, secretarial support, a personal driver and utilities, which reimbursement shall in no event exceed $150,000 per annum. The Company acknowledges that a portion of the work hours of Executive's driver and secretarial support may be devoted to matters that are not related to Executive's performance of this Agreement.

          5.    Termination.
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          (a)   The Employment Period shall continue (i) until Executive's resignation, death or disability or other incapacity (as determined by the Board in its good faith judgement) or (ii) until the Board determines to terminate Executive for any reason or no reason.

          (b) If the Employment Period is terminated by the Company without Cause then during the sixth-month period commencing on the date of termination the Company shall pay to Executive an aggregate amount equal to one-half of Executive's Base Salary, payable in equal installments on the Company's regular salary payment dates.

          (c) If the Employment Period is terminated by the Company for Cause or is terminated pursuant to clause (a)(i) above, Executive shall be entitled to
                             -------------
receive his Base Salary through the date of termination.

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          (d)  All of Executive's rights to fringe benefits and bonuses hereunder (if any) which accrue after the termination of the Employment Period shall cease upon such termination, including, without limitation, the benefits set forth in Section 4(d).
             ------------

          (e)  For purposes of this Agreement, "Cause" shall mean (i) the
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commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its Subsidiaries, (ii) intentional conduct tending to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (iii) substantial and repeated failure to perform duties as reasonably directed by the Board, (iv) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or (v) any other material breach of this Agreement.

          6.   Confidential Information.  Executive acknowledges that the
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information, observations and data obtained by him while employed by the Company and its Subsidiaries concerning the business or affairs of the Company, or any of its Subsidiaries ("Confidential Information") are the property of the Company
                      ------------------------
or such Subsidiary. Therefore, Executive agrees that he shall not disclose to any unauthorized person or use for his own purposes any Confidential Information without the prior written consent of the Board, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Executive's acts or omissions. Executive shall deliver to the Company at the termination of the Employment Period, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data
(and copies thereof) relating to the Confidential Information, Work Product (as defined below) or the business of the Company or any Subsidiary which he may then possess or have under his control.

          7.   Inventions and Patents. Executive acknowledges that all
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inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable) which relate to the Company's or any of its Subsidiaries' actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by Executive while employed by the Company and its Subsidiaries ("Work Product") belong to the Company or
                                      ------------
such Subsidiary. Executive shall promptly disclose such Work Product to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm such ownership (including, without limitation, assignments, consents, powers of attorney and other instruments).

          8.   Non-Compete, Non-Solicitation.  In further consideration of the
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compensation to be paid to Executive hereunder, Executive acknowledges that in the course of his employment with the Company he shall become familiar with the Company's trade secrets and with other Confidential Information concerning the Company and its Subsidiaries and that his services shall be of special, unique and extraordinary value to the Company and its Subsidiaries. Therefore, Executive agrees that:

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     (a)  Non Compete. During the Employment Period and for a period of six
          -----------
months thereafter (the "Noncompete Period"), he shall not directly or indirectly
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own any interest in, manage, control, participate in, consult with, render services for, or in any manner engage in any business competing with the businesses of the Company or its Subsidiaries, as such businesses exist or are in process on the date of the termination of Executive's employment, within any geographical area in which the Company or its Subsidiaries engage or plan to engage in such businesses. Nothing herein shall prohibit Executive from being a passive owner of not more than 2% of the outstanding stock of any class of a corporation which is publicly traded, so long as Executive has no active participation in the business of such corporation.

     (b)  Non-Solicitation. During the Noncompete Period, Executive shall not
          ----------------
directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company or any Subsidiary to leave the employ of the Company or such Subsidiary, or in any way interfere with the relationship between the Company or any Subsidiary and any employee thereof, (ii) hire any person who was an employee of the Company or any Subsidiary at any time during the Employment Period or (iii) induce or attempt to induce any customer, supplier, licensee, licensor, franchisee or other business relation of the Company or any Subsidiary to cease doing business with the Company or such Subsidiary, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company or any Subsidiary (including, without limitation, making any negative statements or communications about the Company or its Subsidiaries).

     (c)  Enforcement. If, at the time of enforcement of this Section 8, a court
          -----------                                         ---------
holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area. Because Executive's services are unique and because Executive has access to Confidential Information and Work Product, the parties hereto agree that money damages would not be an adequate remedy for any breach of this Agreement. Therefore, in the event a breach or threatened breach of this Agreement, the Company or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security).

     9.   Executive's Representations. Executive hereby represents and warrants
          ---------------------------
to the Company that (i) the execution, delivery and performance of this Agreement by Executive do not and shall not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgement or decree to which Executive is a party or by which he is bound, (ii) Executive is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other person or entity which would prohibit his performance under this Agreement and (iii) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of Executive, enforceable in accordance with its terms. Executive hereby acknowledges and represents that he has consulted with independent legal counsel regarding his rights and obligations under this Agreement and that he fully understands the terms and conditions contained herein.

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          10.       Indemnification.
                    ---------------

          (a)       Right to Indemnification.  If Executive is made a party or
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is threatened to be made a party to or is otherwise involved (including involvement as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the
                                              ----------
fact that he is or was a director or officer of the Company or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, the Company shall indemnify and hold harmless Executive to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment that requires the Company to provide narrower indemnification rights than permitted prior thereto, such amendment shall not eliminate or reduce the effect of this Section 10(a) in respect of any matter occurring, or
                          -------------
any cause of action, suit or claim that would accrue or arise prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, excise exercise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by Executive in connection therewith and such indemnification shall continue after Executive has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Executive's heirs, executors and administrators; provided, however, that, except
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as provided in Section 10(b) hereof with respect to proceedings to enforce
               -------------
rights to indemnification, the Company shall indemnify Executive in connection with a proceeding (or part thereof) initiated by Executive only if such proceeding (or part thereof) was authorized by the Board of Directors of the Company. In addition, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or may hereafter be amended (but, in the case of any such amendment that requires the Company to provide narrower indemnification rights than permitted prior thereto, such amendment shall not eliminate or reduce the effect of this Section 10(a) in respect of any matter
                                       -------------
occurring, or any cause of action, suit or claim that would accrue or arise prior to such amendment), the Company shall pay the expenses incurred in defending any such proceeding in advance of its final disposition (an "advance
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of expenses"); provided, however, that, if and to the extent that the Delaware
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General Corporation Law requires, an advance of expenses incurred by Executive in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by Executive, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Company of an undertaking (an "undertaking"), by or on behalf of Executive, to repay all
                    -----------
amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a "final adjudication")
                                                            ------------------
that Executive is not entitled to be indemnified for such expenses under this
Section 10(a) or otherwise.
-------------

          (b)       Procedure for Indemnification.  Any indemnification of
                    -----------------------------
Executive or advance of expenses under Section 10(a)(1) shall be made promptly,
                                       ----------------
and in any event within forty-five days (or, in the case of an advance of expenses, twenty days), upon the written request of Executive. If a determination by the Company that Executive is entitled to indemnification pursuant to this Section 10 is required, and the Company fails to respond within
                 ----------
sixty days to a written request for indemnity, the Company shall be deemed to have approved the request. If the Company denies a written request for indemnification or advance of expenses, in whole or in part, or if payment in full pursuant to such


                                       6
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request is not made within forty-five days (or, in the case of an advance of expenses, twenty days), the right to indemnification or advances as granted by this Section 10 shall be enforceable by Executive in any court of competent
     ----------
jurisdiction. Executive's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Company. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of expenses where the undertaking required pursuant to Section
                                                                   -------
10(a), if any, has been tendered to the Company) that Executive has not met the
-----
standards of conduct which make it permissible under the Delaware General Corporation Law for the Company to indemnify Executive for the amount claimed, but the burden of such defense shall be on the Company. Neither the failure of the Company (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of Executive is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Company (including its Board of Directors, independent legal counsel or its stockholders) that Executive has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Executive has not met the applicable standard of conduct.

     (c) The Company shall purchase and keep in force for the benefit of all officers and directors of the Company (including Executive) directors and officers insurance coverage of not less than $___________ in face amount.

     11.  Survival. Sections 6, 7 and 8 and Sections 11 through 19 shall survive
          --------  -------- -  -     -     -----------         --
and continue in full force in accordance with their terms notwithstanding any termination of the Employment Period.

     12.  Notices. Any notice provided for in this Agreement shall be in writing
          -------
and shall be either personally delivered, or mailed by first class mail, return receipt requested, to the recipient at the address below indicated:


     Notices to Executive:
     --------------------

     Bernard Rapoport
     1200 Wooded Acres
     Waco, Texas 76710

     Notices to the Company:
     ----------------------

     Southwestern Life Holdings, Inc.
     717 North Harwood Street
     Dallas, Texas 75201
     Attention: Board of Directors

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or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered or mailed.

     13.  Severability. Whenever possible, each provision of this Agreement
          ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     14.  Complete Agreement. This Agreement, those documents expressly referred
          ------------------
to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     15.  No Strict Construction. The language used in this Agreement shall be
          ----------------------
deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

     16.  Counterparts. This Agreement may be executed in separate counterparts,
          ------------
each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

     17.  Successors and Assigns. This Agreement is intended to bind and inure
          ----------------------
to the benefit of and be enforceable by Executive, the Company and their respective heirs, successors and assigns, except that Executive may not assign his rights or delegate his obligations hereunder without the prior written consent of the Company.

     18.  Choice of Law. The corporate law of Delaware shall govern all issues
          -------------
concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

     19.  Amendment and Waiver. The provisions of this Agreement may be amended
          --------------------
or waived only with the prior written consent of the Company and Executive, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

                                 *  *  *  *  *

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

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                SOUTHWESTERN LIFE HOLDINGS, INC.



                                BY: /s/ Steve R. Johnson
                                   -----------------------------------------
                                Its: President and Chief Operating Officer
                                    ----------------------------------------



                                /s/ Bernard Rapoport
                                --------------------------------------------
                                Bernard Rapoport